Exhibit 99.1
LETTER OF TRANSMITTAL
for
Tender of all Outstanding
7 3/4% Senior Notes due March 15, 2016
Issued on January 17, 2006
in Exchange for 7 3/4% Senior Notes due March 15, 2016
That Have Been Registered Under
the Securities Act of 1933, As Amended,
of
QUEBECOR MEDIA INC.
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                    , 2006 (THE ”EXPIRATION DATE”), UNLESS THE OFFER IS
EXTENDED BY QUEBECOR MEDIA INC. IN ITS SOLE DISCRETION.
      The Exchange Agent for the Exchange Offer is:
U.S. BANK NATIONAL ASSOCIATION
Deliver to:

By Registered and Certified Mail: U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107	By Overnight Courier or Regular Mail:
U.S. Bank National Association
Corporate Trust Services
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Specialized Finance Department

or

Facsimile: (651) 495-8158
Toll-free telephone: 1-800-934-6802	By Hand Delivery: U.S. Bank National Association Corporate Trust Services 1st Floor Bond Drop Window 60 Livingston Avenue St. Paul, Minnesota 55107
DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP) OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
      The undersigned acknowledges that he or she has received and reviewed the Prospectus dated                               , 2006 (the “Prospectus”) of Quebecor Media Inc. (“Quebecor Media”) and this letter of transmittal, which together constitute Quebecor Media Inc.’s offer (the “Exchange Offer”) to exchange $1,000 in stated amount at maturity of a new series of 7 3/4% Senior Notes due March 15, 2016 (the “Notes”) of Quebecor Media for each $1,000 in stated amount at maturity of outstanding 7 3/4 % Senior Notes due March 15, 2016 issued on January 17, 2006 (the “Old Notes”) of Quebecor Media. The terms of the Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Notes will have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, therefore, will not bear legends restricting their transfer.

      This letter of transmittal is to be used by Holders (as defined below) if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent with this letter of transmittal by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to in this letter of transmittal, together with such Holders, as “Acting Holders”); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
      If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this letter of transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”). To tender Old Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, this letter of transmittal.
      Unless the context requires otherwise, the term “Holder” for purposes of this letter of transmittal means: (i) any person in whose name Old Notes are registered on the books of Quebecor Media or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) any participant in DTC whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.
      The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
      The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.
      HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.
      List below the Old Notes to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Old Notes will be accepted only in authorized denominations of $1,000.

DESCRIPTION OF OLD NOTES

Aggregate
	Certificate Number(s)*	Stated Amount at
Name(s) and Address(es) of Registered Holder(s)	(Attach signed	Maturity Tendered
(Please fill in)	list if necessary)	(if less than all)**

TOTAL STATED AMOUNT AT MATURITY OF OLD NOTES TENDERED

 * Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
DTC Book-Entry Account
Transaction Code No.
      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the letter of transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Old Notes
Window Ticket No. (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Eligible Institution That Guaranteed Delivery
DTC Book-Entry Account No.
If Delivered by Book-Entry Transfer: Name of Tendering Institution
Transaction Code No.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
Address
      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Quebecor Media the stated amount at maturity of Old Notes described on page 2. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Quebecor Media all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Quebecor Media and as Trustee under the Indenture for the Old Notes and the Notes) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Quebecor Media will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxies. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Quebecor Media to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes.
      The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Quebecor Media) as more particularly set forth in the Prospectus, Quebecor Media may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.
      By tendering, each Holder of Old Notes represents to Quebecor Media that (i) the Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Notes, (iii) if the Holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive Notes for its own account in exchange for Old Notes, it is not engaged in and does not intend to participate in a distribution of the Notes and (iv) neither the Holder nor any such other person is an “affiliate” of Quebecor Media within the meaning of Rule 405 under the Securities Act of 1933, as amended, or, if such person is such an “affiliate”, that such person may not rely on the applicable interpretations of the staff of the U.S. Securities and Exchange Commission set forth in no-action letters described under “The Exchange Offer — Resale of the Notes” in the Prospectus and will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder or any such other person is a broker-dealer (whether or not it is also an “affiliate” of Quebecor Media within the meaning of Rule 405 under the Securities Act) that will receive Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      For purposes of the Exchange Offer, Quebecor Media shall be deemed to have accepted validly tendered Old Notes when, as and if Quebecor Media has given oral or written notice of such acceptance to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Old Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Old Notes will be returned without expense to the tendering Holder of such Old Notes (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Old Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.
      All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.
      The undersigned understands that tenders of Old Notes pursuant to the instructions hereto and Quebecor Media acceptance of such Old Notes will constitute a binding agreement between the undersigned and Quebecor Media upon the terms and subject to the conditions of the Exchange Offer.
      Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signature, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Quebecor Media has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered Holder thereof if Quebecor Media does not accept for exchange any of the Old Notes so tendered.

SIGN HERE
(Please complete Substitute Form W-9 on Page 11)
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING
NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING
PHYSICALLY DELIVERED HEREWITH)
     This letter of transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity(ies)” and submit evidence satisfactory to Quebecor Media of such person’s authority to so act. See Instruction 3. If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

X	Date:

X	Date:

Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address:

(Please Print)	(Including Zip Code)

Capacity(ies):	Area Code and Telephone No.:

Taxpayer Identification or Social Security No(s).:

SIGNATURE GUARANTEE (See Instruction 3) Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 4)
To be completed ONLY if certificates for Old Notes in a stated amount at maturity not tendered are to be issued in the name of, or the Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Old Notes” within this letter of transmittal, or if Old Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.
Name

(Please Print)
Address

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 on Page 11)
SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 4)
To be completed ONLY if certificates for Old Notes in a stated amount at maturity not tendered or not accepted for purchase or the Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled “Description of Old Notes” at DTC indicated above.
Name

(Please Print)
Address

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 on Page 11)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF
THE EXCHANGE OFFER
      1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Old Notes should be sent to Quebecor Media.
      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the stated amount at maturity of Old Notes tendered, stating that the tender is being made by such Notice of Guaranteed Delivery and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a copy of this letter of transmittal), together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent’s account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed letter of transmittal (or a copy of this letter of transmittal), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.
      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Quebecor Media in its sole discretion, which determination will be final and binding. Quebecor Media reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes Quebecor Media’s acceptance of which would, in the opinion of counsel for Quebecor Media, be unlawful. Quebecor Media also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. Quebecor Media’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Quebecor Media shall determine. Although Quebecor Media intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither Quebecor Media, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration or termination of the Exchange Offer.
      2.    PARTIAL TENDERS. If less than all Old Notes are tendered, the tendering Holder should fill in the number of Old Notes tendered in the third column of the chart entitled “Description of Old Notes.” All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Old Notes are tendered, a certificate or certificates representing New Notes issued in exchange of any Old Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box in this letter of transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.
      3.    SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder(s) of the Old Notes tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.
      If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder of Old Notes tendered and the certificates for Notes issued in exchange therefor are to be issued (or certificates for any untendered Old Notes are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.
      If this letter of transmittal (or a copy of this letter of transmittal) is signed by a person other than the registered Holder(s) of the Old Notes, the Old Notes surrendered for exchange must be endorsed or accompanied by a properly completed bond power that authorizes such person to tender the Old Notes on behalf of the registered Holder(s), in either case signed as the name(s) of the registered Holder(s) appear(s) on the Old Notes. If this letter of transmittal (or a copy of this letter of transmittal) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacities, such persons should so indicate when signing, and unless waived by Quebecor Media, evidence satisfactory to Quebecor Media of their authority to so act must be submitted with this letter of transmittal.
      Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.
      Signatures on this letter of transmittal (or a copy of this letter of transmittal) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”), unless the Old Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box on page 7 entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution.
      4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Notes or substitute Old Notes for stated amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Old Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be provided.

      5.    TRANSFER TAXES. Quebecor Media shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Notes, or certificates representing Old Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes being tendered, or if transfer taxes are imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.
      Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this letter of transmittal.
      6.    AMENDMENT OR WAIVER OF CONDITIONS. Quebecor Media reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.
      7.    MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
      8.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer, requests for assistance and requests for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.
      9.    NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this letter of transmittal, waive any right to receive notice of the acceptance of their Old Notes for exchange.
      10.   WITHDRAWAL OF TENDERS. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.
      For a withdrawal of a tender of Old Notes to be effective, a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who deposited the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the principal amounts of such Old Notes), (iii) be signed by the Holder in the same manner as the original signature on this letter of transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Holder. If the Holder delivered or otherwise identified certificates representing Old Notes to the Exchange Agent, then the Holder must submit the serial numbers of the certificates to be withdrawn. If the Old Notes were tendered as a book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC.
      11.    DEFINITIONS. Capitalized terms used but not defined in this letter of transmittal shall have the respective meanings set forth in the Prospectus.
      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
      The Holder is required to give the Exchange Agent its social security number or employer identification number. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identifying Number on Substitute Form W-9 for additional guidance on which number to report.
TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYOR’S NAME: QUEBECOR MEDIA INC.

SUBSTITUTE Form W-9 Department Of The Treasury Internal Revenue Service Payor’s Request For Taxpayer Identification Number (TIN) and Certification	Please fill out your name and address below: Name: Address (Number and street): City, State and Zip Code: Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other

	PART I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: (Social Security Number or Employer Identification Number)

	PART II — CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).	PART III — Awaiting TIN ☐ Exempt from backup withholding ☐

Certification Instructions — You must cross out item (2) of Part II above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2) of Part II. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. If you are exempt from backup withholding, check the applicable box in Part III.
Signature ______________________________   Date _________________________
Name (Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN PART III OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

Signature	Date
IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.
(DO NOT WRITE IN SPACE BELOW)

CERTIFICATE SURRENDERED	OLD NOTES TENDERED	OLD NOTES ACCEPTED

Delivery Prepared by	Checked by	Date